UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016

RITTER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Century Park East, Suite 1000
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 203-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2016, the stockholders of Ritter Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s 2015 Equity Incentive Plan (the “Plan”) at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). The amendment to the Plan (the “Amendment”), had been previously approved by the Board of Directors (the “Board”) of the Company on January 26, 2016, subject to stockholder approval. The Amendment provides for the following changes to the Plan, among others: (a) an increase in the number of shares that may be issued pursuant to awards under the Plan by 475,000 shares to an aggregate of (i) 803,289 shares plus (ii) any shares which are available for grant under the 2008 Stock Plan and the 2009 Stock Plan (the “Prior Plans”) on the effective date of the Plan or were or are subject to awards under the Prior Plans which, after the effective date of the Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans; (b) an increase in the number of shares that may be issued under the Plan pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code by 475,000 shares to an aggregate of 803,289 shares; and (c) an increase in the maximum aggregate number of shares with respect to one or more stock awards that may be granted to any one person during a calendar year from 65,657 shares to 300,000 shares.

The material terms of the Amendment are described on pages 36 and 37 of the Company’s definitive proxy statement (the “Proxy Statement”) for the 2016 Annual Meeting filed with the Securities and Exchange Commission on April 21, 2016 under the heading “Proposal 3—Approval of Amendment to the 2015 Equity Incentive Plan,” which description is incorporated herein by reference. The description of the Amendment included in the Proxy Statement is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1, and the terms of which are incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final voting results of the matters voted on at the 2016 Annual Meeting are provided below.

Proposal 1—Election of Directors

Each of the nominees for election to the Board was elected to hold office for a one-year term and until their respective successors are elected and qualified by the following votes:

Name	For	Withheld	Broker Non-Votes
Noah Doyle	5,390,013	6,997	993,533
Matthew W. Foehr	5,331,883	65,127	993,533
Paul V. Maier	5,331,983	65,027	993,533
Gerald T. Proehl	5,329,883	67,127	993,533
Andrew J. Ritter	5,393,513	3,497	993,533
Ira E. Ritter	5,391,413	5,597	993,533
Michael D. Step	5,393,613	3,397	993,533

Proposal 2—Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The ratification of the appointment by the Audit Committee of the Board of Mayer Hoffman McCann P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016 was approved by the following vote:

For:	6,379,244
Against:	9,269
Abstained:	2,030
Broker Non-Votes:	—

Proposal 3—Approval of Amendment to the 2015 Equity Incentive Plan

The Amendment was approved by the following vote:

For:	5,285,385
Against:	90,583
Abstained:	21,042
Broker Non-Votes:	993,533

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to 2015 Equity Incentive Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITTER PHARMACEUTICALS, INC.

		By:	/s/ Michael D. Step
		Name:	Michael D. Step
		Title:	Chief Executive Officer

Date:	June 6, 2016

Exhibit Index

Exhibit No.	Description

10.1	Amendment to 2015 Equity Incentive Plan